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                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 17, 2003
                                 DATE OF REPORT
                        (Date of earliest event reported)


                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


             DELAWARE                      1-8514                95-3822631
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements of businesses acquired

               Not applicable.

         (b)   Pro forma financial information

               Not applicable.

         (c)   Exhibits

               99.1   Press Release issued by the Registrant dated April 17,
                      2003.

ITEM 9. REGULATION FD DISCLOSURE

         The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," and is included under this Item 9 in accordance with the procedural guidance in SEC Release No. 33-8216.

         A copy of the press release dated April 17, 2003 announcing the Company's results for the three months ended March 31, 2003 is attached as
Exhibit 99.1 to this Current Report on Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SMITH INTERNATIONAL, INC.


                                       /s/ NEAL S. SUTTON
                                       ----------------------------------------
                                       By: Neal S. Sutton
                                       Senior Vice President - Administration,
                                       General Counsel and Secretary

Date: April 17, 2003



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                                  EXHIBIT INDEX


 EXHIBIT NO.       DESCRIPTION
 -----------       -----------
     99.1          Press Release by the Registrant dated April 17, 2003.